MEDTRONIC PLC Q4 FY17 EARNINGS PRESENTATION MAY 25, 2017 • FY17 FINANCIAL HIGHLIGHTS • Q4 FY17 CONSOLIDATED RESULTS & GROUP REVENUE HIGHLIGHTS • REVENUE / EPS GUIDANCE & OTHER ASSUMPTIONS  Exhibit 99.2

Q4 FY17 Earnings Results | May 25, 2017 | 2 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements which provide current expectations or forecasts, including those relating to market and sales growth, growth strategies, changes to the healthcare system, financial results, use of capital, balance sheet changes, the creation of shareholder value and shareholder returns, product and service development, introduction, and adoption, partnerships, regulatory matters, restructuring initiatives, mergers/acquisitions/divestitures and related effects, accounting estimates, working capital adequacy, currency exchange rates, competitive strengths and sales efforts. They are based on current assumptions and expectations that involve uncertainties or risks. These uncertainties and risks include, but are not limited to, those described in the filings we make with the U.S. Securities and Exchange Commission (SEC). Actual results may differ materially from anticipated results. Forward-looking statements are made as of today's date, and we undertake no duty to update them or any of the information contained in this presentation. Financial Data Certain information in this presentation includes calculations or figures that have been prepared internally and have not been reviewed or audited by our independent registered public accounting firm. Use of different methods for preparing, calculating or presenting information may lead to differences and such differences may be material. This presentation contains financial measures and guidance, including free cash flow figures (defined as operating cash flows less property, plant and equipment additions), revenue, margin and growth rates on a constant currency and constant week basis, and adjusted EPS, all of which are considered “non-GAAP” financial measures under applicable SEC rules and regulations. We believe these non-GAAP measures provide a useful way to evaluate our underlying performance. Medtronic calculates forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. For instance, forward-looking revenue growth and EPS projections exclude the impact of foreign currency exchange fluctuations. Forward-looking non-GAAP EPS guidance also excludes other potential charges or gains that would be recorded as non-GAAP adjustments to earnings during the fiscal year, such as amortization of intangible assets and acquisition-related, certain tax and litigation, and restructuring charges or gains. Medtronic does not attempt to provide reconciliations of forward-looking non- GAAP EPS guidance to projected GAAP EPS guidance because the combined impact and timing of recognition of these potential charges or gains is inherently uncertain and difficult to predict, and is unavailable without unreasonable efforts. In addition, we believe such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance. Detail concerning how all non-GAAP measures are calculated, including all GAAP to non-GAAP reconciliations, are provided on our website and can be accessed using this link.

MDT
FY17 HIGHLIGHTS

SOLID YEAR OVERALL; FIFTH CONSECUTIVE YEAR OF MID-SINGLE DIGIT REVENUE GROWTH

Revenue:



DIAB 7%
CVG 35%
RTG 25%
MITG 33%



EM 13%
Non-U.S. Dev 31%
U.S. 56%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %	CCCW[2] Y/Y %
CVG	10,498	3	3	MSD
MITG	9,919	4	4	MSD
RTG	7,366	2	2	MSD
Diabetes	1,927	3	4	MSD
Total	**$29,710**	**3%**	**3%**	**~5%**
U.S.	16,663	1	1	LSD
Non-U.S. Dev	9,085	4	4	MSD
EM	3,962	7	9	DD
Total	**$29,710**	**3%**	**3%**	**~5%**

Other Financial Highlights:

	Diluted EPS	Y/Y	CC[1] Y/Y%	CCCW[2] Y/Y %
GAAP	$2.89	17%	NC	NC
Non-GAAP	$4.60	5%	9%	~11 - 12%

Cash Flow from Ops	$6.9B
Free Cash Flow[3]	$5.6B

- **Executed steady cadence of meaningful product launches, expanded our global footprint, and extended our leadership in value-based healthcare offerings**
  - Mid-Single Digit Organic Growth[2]: ~4%
    - Acquisitions contributed ~100 – 110 bps
    - Foreign currency had a negative ~10 – 20 bps impact
  - New product launches driving growth:
    - Evolut® R 34mm, LigaSure™ instruments, Signia™ powered stapler, Solera® Voyager®, and MiniMed® 6 series
  - Double-digit Emerging Market revenue growth[2]
- **Solid operating margin improvement; double-digit EPS[2] growth**
  - EPS: ~11 - 12%[2] growth; EPS leverage ~650 bps[2]
  - Operating Margin: ~100 bps improvement Y/Y[2]; ~140bps improvement Y/Y on organic basis[2]; Operating leverage ~400 bps[2]
  - Covidien synergies: on track for a minimum of $850M in cost savings by FY18
    - Delivered more than $600M in synergy savings to-date through FY17
- **Outlook: Reiterate long-term expectation of mid-single digit revenue growth and double-digit EPS growth[2]**
  - FY18 Revenue[1] growth: 4 – 5%
  - FY18 EPS[1] growth: 9 – 10%
- **Balanced return to shareholders with disciplined reinvestment**
  - FY17: 86% Payout Ratio[4]; $2,376M in dividends and $3,116M in net share repurchases
  - Closed five tuck-in acquisitions and several strategic investments, totaling approximately $1.5B
  - Announced strategic sale of a portion of our PMR division to Cardinal Health

1 Figures represent comparison to prior year on a constant currency basis (non-GAAP).
2 Figures represent comparison to prior year on a constant currency, constant week basis (non-GAAP).
3 Operating cash flows less property, plant and equipment additions (non-GAAP)
4 Dividends plus net share repurchases divided by adjusted net income (non-GAAP)

Q4 FY17 Earnings Results | May 25, 2017 | 3

Medtronic

Q4 FY17 Earnings Results | May 25, 2017 | 4 MDT FY17 GAAP SELECT FINANCIAL INFORMATION FY17 FY16 Y/Y Growth / Y/Y Change Net Sales ($M) 29,710 28,833 3% Cost of Products Sold 9,291 9,142 2% Gross Margin 68.7% 68.3% 40 bps SG&A ($M) 9,711 9,469 3% % of Sales 32.7% 32.8% 10 bps R&D ($M) 2,193 2,224 (1%) % of Sales 7.4% 7.7% 30 bps Other Expense, Net ($M) 222 107 107% Operating Profit 5,330 5,291 1% Operating Margin 17.9% 18.4% (50) bps Diluted EPS ($) 2.89 2.48 17%

Q4 FY17 Earnings Results | May 25, 2017 | 5 MDT FY17 Y/Y EPS WALK 0.00 1.00 2.00 3.00 4.00 5.00 6.00 FY16, GAAP Non-GAAP Adjustments FY16, Non-GAAP Extra Week Impact FY16, Non-GAAP Adj. Performance FY17 CC FX FY17, Non-GAAP Non-GAAP Adjustments FY17, GAAP EPS Growth1: Double Digits; EPS Leverage1: ~650 bps EPS $2.48 $1.89 $4.37 ~($0.08)- ($0.10) 1 Comparison to FY16 on a constant currency, extra-week adjusted basis Note: See FY17 Financial Schedules & Non-GAAP Reconciliations tables for additional information on reconciliations of non-GAAP information. $4.29- 4.27 ~$0.48- $0.50 $4.77 ($0.17) $4.60 ($1.71) $2.89 ~11%-12% Y/Y1 FY16 FY17

Q4 FY17 Earnings Results | May 25, 2017 | 6 MDT FY17 Y/Y OPERATING MARGIN CHANGES 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% FY16, GAAP Non-GAAP Adjustments FY16, Non-GAAP Extra Week Impact FY16, Non-GAAP Adj. Performance FY17 CC FX FY17, Non-GAAP Non-GAAP Adjustments FY17, GAAP ~100 bps Operational Improvement1; 140 bps Organic Improvement1 Operating Margin 18.4% 9.8% 28.2% ~(0.2%) 29.0% (0.9%) 28.1% (10.2%) 17.9% 1 Comparison to FY16 on a constant currency, extra-week adjusted basis Note: See FY17 Financial Schedules & Non-GAAP Reconciliations tables for additional information on reconciliations of non-GAAP information. ~28.0% ~1.0% FY16 FY17

Q4 FY17 Earnings Results | May 25, 2017 | 7 MDT FY17 NON-GAAP SELECT FINANCIAL INFORMATION FY16 FY16 Estimated Extra week Impact FY16 Adj for extra week FY17 FX Impact $M / Change FY17 Constant Currency1 FY17 CC Adj2 Growth /Change Net Sales ($M) 28,833 ~($450) -- 29,710 (34) -- ~5% Gross Margin1 69.1% ~(0)-(20) bps ~69.0%- 69.2% 68.9% (30) bps 69.2% ~(0)- (20) bps SG&A ($M) 9,469 -- -- 9,711 (19) -- -- % of Sales 32.8% ~20-30 bps 33.0%- 33.1% 32.7% Flat 32.7% ~30-40 bps R&D ($M) 2,224 -- -- 2,193 (4) -- -- % of Sales 7.7% ~0 bps ~7.7% 7.4% Flat 7.4% ~(30) bps Other Expense, Net ($M) 107 -- -- 222 213 -- -- Operating Profit1 8,126 -- -- 8,351 (289) -- HSD Operating Margin 1 28.2% ~(20) bps ~28.0% 28.1% (90) bps 29.0% ~100 bps Diluted EPS1 ($) 4.37 ~$0.08 – 0.10 ~$4.29– 4.27 4.60 (0.17) -- ~11-12% 1 Non-GAAP measure – see FY17 Financial Schedules & Non-GAAP Reconciliations tables for additional information on reconciliations of non-GAAP information 2 Figures represent comparison to FY16 on a constant currency, extra-week adjusted basis Operating Leverage ~+400 bps EPS Leverage ~+650 bps

Q4 FY17 CONSOLIDATED RESULTS & GROUP REVENUE HIGHLIGHTS

MDT
Q4 FY17 HIGHLIGHTS

STRONG FINISH; SOLID YEAR OVERALL

Revenue:



DIAB 6%
CVG 36%
RTG 25%
MITG 33%



EM 13%
Non-U.S. Dev 31%
U.S. 56%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
CVG	2,848	4	5
MITG	2,605	6	6
RTG	1,951	4	5
Diabetes	512	3	4
Total	**$7,916**	**5%**	**5%**
U.S.	4,403	4	4
Non-U.S. Dev	2,452	2	4
EM	1,061	11	10
Total	**$7,916**	**5%**	**5%**

Other Financial Highlights:

	Diluted EPS	Y/Y	CC[1] Y/Y%
GAAP	$0.84	8%	NC
Non-GAAP	$1.33	5%	6%

Cash Flow from Ops	$1.8B
Free Cash Flow[3]	$1.4B

- **Balanced, diversified growth across groups and geographies**
  - CVG, MITG, RTG and Diabetes all MSD growth[1]
  - US MSD growth[1]; Non-US Developed MSD growth[1]; Emerging Markets DD growth[1]
    - Korea and Japan: HSD growth[1]
    - Strong DD growth[1] in China, Latin America, and Southeast Asia; HSD growth[1] in Eastern Europe
  - Growth Vector Performance:
    - New Therapies: above our 200 to 350 bps goal, contributing ~370 bps
    - Emerging Markets: below our 150 to 200 bps goal, contributing ~125 bps
    - Services & Solutions: below our 40 to 60 bps goal, contributing ~15 bps
  - Mid-Single Digit Organic Growth[1]: 4%
    - Acquisitions contributed 110 bps
    - Foreign currency had a negative 50 bps impact
- **Solid organic operating margin improvement**
  - Operating Margin: ~40 bps improvement Y/Y[1]; ~70bps improvement Y/Y[1] on organic basis[2]; Operating leverage ~160 bps[1]
  - Continued to cover dilution from acquisitions while investing in future product launches
- **Capital allocation: Strategically deploying capital against priorities**
  - Q4: 33% Payout Ratio[4]; $594M in dividends and $16M in net share repurchases

1 Figures represent comparison to Q4 FY16 on a constant currency basis (non-GAAP).
2 Non-GAAP measure
3 Operating cash flows less property, plant and equipment additions (non-GAAP)
4 Dividends plus net share repurchases divided by adjusted net income (non-GAAP)

Q4 FY17 Earnings Results | May 25, 2017 | 9

Medtronic

Q4 FY17 Earnings Results | May 25, 2017 | 10 MDT Q4 FY17 GAAP SELECT FINANCIAL INFORMATION Q4 FY17 Q4 FY16 Y/Y Growth / Y/Y Change Net Sales ($M) 7,916 7,567 5% Cost of Products Sold 2,436 2,363 3% Gross Margin 69.2% 68.8% 40 bps SG&A ($M) 2,479 2,360 5% % of Sales 31.3% 31.2% 10 bps R&D ($M) 553 575 (4%) % of Sales 7.0% 7.6% 60 bps Other Expense, Net ($M) 48 (21) 329% Operating Profit 1,631 1,506 8% Operating Margin 20.6% 19.9% 70 bps Diluted EPS ($) 0.84 0.78 8%

Q4 FY17 Earnings Results | May 25, 2017 | 11 MDT Q4 FY17 Y/Y EPS WALK 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 Q4 FY16, GAAP Q4 FY16, Non-GAAP Adjustments Q4 FY16, Non-GAAP Performance Q4 FY17 CC FX Q4 FY17, Non-GAAP Q4 FY17, Non-GAAP Adjustments Q4 FY17, GAAP EPS Growth1: Mid-Single Digit; EPS Leverage1: ~120 bps EPS $0.78 $0.49 $1.27 1 Figures represent comparison to Q4 FY16 on a constant currency basis (Non-GAAP). $1.35 ($0.02) $1.33 ($0.49) $0.84 6% Y/Y1 $0.08 FY16 FY17

Q4 FY17 Earnings Results | May 25, 2017 | 12 MDT Q4 FY17 Y/Y OPERATING MARGIN CHANGES 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Q4 FY16, GAAP Q4 FY16, Non-GAAP Adjustments Q4 FY16, Non-GAAP Performance Q4 FY17 CC FX Q4 FY17, Non-GAAP Q4 FY17, Non-GAAP Adjustments Q4 FY17, GAAP ~40 bps Operational Improvement1; 70 bps Organic Improvement1 Operating Margin 19.9% 10.4% 30.3% 0.4% 30.7% (0.3%) 30.4% (9.8%) 20.6% FY16 FY17 1 Figures represent comparison to Q4 FY16 on a constant currency basis (Non-GAAP).

Q4 FY17 Earnings Results | May 25, 2017 | 13 MDT Q4 FY17 NON-GAAP SELECT FINANCIAL INFORMATION Q4 FY17 Q4 FY16 FX Impact $M / Change Q4 FY17 Constant Currency1 Q4 FY17 CC Growth / Change2 Net Sales ($M) 7,916 7,567 (37) -- 5% Cost of Products Sold1 2,426 2,363 (22) -- 4% Gross Margin1 69.4% 68.8% 20 bps 69.2% 40 bps SG&A ($M) 2,479 2,360 (9) -- 5% % of Sales 31.3% 31.2% Flat 31.3% (10) bps R&D ($M) 553 575 (3) -- (3%) % of Sales 7.0% 7.6% Flat 7.0% 60 bps Other (Income) Expense, Net ($M) 48 (21) 30 -- (186%) Operating Profit1 2,410 2,290 (33) -- 7% Operating Margin1 30.4% 30.3% (30) bps 30.7% 40 bps Diluted EPS1 ($) 1.33 1.27 (0.02) -- 6% 1 Non-GAAP 2 Figures represent comparison to Q4 FY16 on a constant currency basis (Non-GAAP). Operating Leverage2 +160bps EPS Leverage2 +120bps

CVG
Q4 FY17 HIGHLIGHTS

Balanced MSD Growth across CRHF, CSH and APV


APV
16%
CSH
30%
CRHF
54%


EM
15%
Non-U.S. Dev
33%
U.S.
52%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
CRHF	1,544	3	4
CSH	847	4	4
APV	457	5	6
Total	**$2,848**	**4%**	**5%**

U.S.	1,484	5	5
Non-U.S. Dev	926	2	5
EM	438	4	4
Total	**$2,848**	**4%**	**5%**

FY18 Growth Outlook: 5 - 6%

KEY PERFORMANCE DRIVERS[1]

Cardiac Rhythm & Heart Failure (CRHF)

- Arrhythmia Mgmt: +MSD
  - WW Tachy: LSD decline; strength in US
  - WW Brady: LSD decline
    - Strength across several OUS geographies offset by US decline
    - CMS coverage approval of Micra®
  - Diagnostics: Low-20s – Launched Reveal LINQ® with TruRhythm™ detection
  - AF Solutions: High-teens – Continued share gain WW; strong growth in Japan
- Heart Failure: +MSD
  - Driven by HeartWare acquisition
  - CRT-D: highest CRT-D share in 7 years in the US initial market
    - Japan: continued share gains from Compia MRI™ and Amplia MRI™
  - CRT-P: above-market growth from Quad
- Services & Solutions: +MSD

Compia MRI™ SureScan® CRT-D





Arctic Front Advance®

Coronary & Structural Heart (CSH)

- Heart Valve Therapies: +Low-Twenties
  - WW TAVR market growing ~30%; MDT above WW market growth
    - US and EU: continued share gain from Evolut® R 34mm expanded adoption
    - SURTAVI intermediate risk data submitted to FDA in March; expect H1 FY18 approval
    - Evolut® PRO US Launch Q4; CE Mark/EU launch anticipated late summer
- Coronary: -MSD
  - DES: LDD decline driven by market pricing and US share loss
  - Received US approval of Resolute Onyx™ post-Q4 and Japan approval expected H1 FY18; expected to drive growth in FY18
- Extracorp. Therapies: -LSD
  - Cannulae and Revasc growth offset by Surgical Ablation decline

CoreValve® Evolut® R 34mm



Resolute Onyx™



Aortic & Peripheral Vascular (APV)

- Aortic: +MSD
  - US: LSD growth led by Endurant® IIs penetration, stable pricing, and Heli-FX® EndoAnchor® adoption
  - OUS: MSD growth
  - AAA: LSD growth with recent Endurant® ChEVAR CE Mark
  - TAA: Above-market WW growth
- Peripheral & endoVenous: +HSD
  - DCB: SFA US, EU & WW share leader
    - IN.PACT® Admiral® DCB low-20s
    - Price uplift from 150mm length
    - Maintained market leadership in EU
  - Atherectomy: HSD growth on strong adoption of HawkOne™ 6F

Heli-FX® EndoAnchor®



IN.PACT® Admiral®



1 Figures represent comparison to Q4 FY16 on a constant currency basis (Non-GAAP).

Q4 FY17 Earnings Results | May 25, 2017 | 14

Medtronic

MITG
Q4 FY17 HIGHLIGHTS

HSD Growth in Surgical Solutions and MSD Growth in PMR


Surg. Sol. 56%
PMR 44%


EM 14%
Non-U.S. Dev 35%
U.S. 51%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
Surg. Sol.	1,459	7	8
PMR	1,146	4	4
Total	**$2,605**	**6%**	**6%**
U.S.	1,314	5	5
Non-U.S. Dev	921	2	4
EM	370	21	20
Total	**$2,605**	**6%**	**6%**

FY18 Growth Outlook: 3 – 4%

KEY PERFORMANCE DRIVERS[1]

Surgical Solutions

- **Advanced Surgical: +HSD**
  - Advanced Stapling: Growth driven by Tri-Staple™ specialty reloads penetration in the US, EMEA and China
    - Launched Signia™ powered stapler
  - Advanced Energy: Growth driven by LigaSure™ vessel sealing and ValleyLab™ FT10
  - Hernia: Performance driven by growth in synthetic mesh
  - TRUCLEAR™ (Smith & Nephew gynecology acquisition) also bolstered growth
- **General Surgical: +MSD**
  - Sutures growth and solid US performance in Access and Instruments, as well as Electrosurgery
- **Early Technologies: +MSD**
  - Growth in GI Therapeutics driven by products including PillCam™ SB and Barrx™ 360 Express

Signia™ Stapling System



LigaSure™ Vessel Sealing



TRUCLEAR™



Patient Monitoring & Recovery (PMR)

- **Respiratory and Monitoring Solutions: +LDD**
  - Airways and Ventilation: Growth driven by the re-commercialization of Puritan Bennett™ 980 ventilator
  - Patient Monitoring: Growth from re-commercialization of the Capnostream™ 20, general strength in capnography disposables, as well as strength in Nellcor™ Pulse Oximetry from strong flu season
- **Patient Care/ DVT/ NI: -LSD**
  - Growth in Nutritional Insufficiency; offset by service level challenges in Patient Care
  - Recently announced divestiture on track
- **Renal Care Solutions: +MSD**
  - Growth from renal access business, dialyzers and other consumables

Puritan Bennett™ 980



Capnostream™ 20



1 Figures represent comparison to Q4 FY16 on a constant currency basis (Non-GAAP).

Q4 FY17 Earnings Results | May 25, 2017 | 15

Medtronic

RTG
Q4 FY17 HIGHLIGHTS

Sustained Improvement in Spine; Solid Brain & Specialty Therapies Growth Offsets Declines in Pain



Pain
15%
Spine
35%
Specialty
20%
Brain
30%



[CATEG ORY NAME]
[CATEGORY NAME] [VALUE]
[CATEGORY NAME] [VALUE]
[CATE GORY NAME] [VALUE]

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
Spine	676	3	3
Brain	585	9	9
Specialty	396	7	7
Pain	294	(2)	(2)
Total	**$1,951**	**4%**	**5%**
U.S.	1,302	4	4
Non-U.S. Dev	437	4	5
EM	212	10	8
Total	**$1,951**	**4%**	**5%**

FY18 Growth Outlook: ~4%

KEY PERFORMANCE DRIVERS[1]

Spine

- **Core Spine: +LSD**
  - Continued success of new product launches: Solera® Voyager® and Elevate™ from Speed to Scale initiative
  - Strong growth in Other Biologics
  - Surgical Synergy℠ initiative driving implant growth
- **BMP: +LDD**
  - US: Strong growth (+LDD)
  - OUS: InductOs™ return to market expected mid-FY18
- **Kanghui: +HSD**
  - Continued market penetration driving growth in Latin America and SE Asia

Infuse® Bone Graft



Brain Therapies

- **Brain Modulation: +LSD**
  - Growth driven by strength in the US
  - Maintaining significant share despite new competitive entrants
- **Neurosurgery: +LDD**
  - Growth driven by strong O-arm® O2 sales
  - StealthStation® S8 approved late Q4
- **Neurovascular: +Mid-Teens**
  - Strong growth driven by coils (Axium™ Prime) and stents (Solitaire™)

StealthStation™ S8



Specialty Therapies

- **ENT: +MSD**
  - Continued strong growth in NuVent® balloons and Fusion® Compact navigation
- **Pelvic Health: +HSD**
  - US growth driven by new InterStim® II implants
- **Advanced Energy: +LDD**
  - Ortho / spine penetration driving Aquamantys® growth
  - Strong PEAK PlasmaBlade® growth in breast oncology market

InterStim® II



Pain Therapies

- **Interventional: +LSD**
  - Strong BKP performance in the US driven by pull-through from OsteoCool®
  - Double-digit growth in Japan despite competitive headwinds
- **SCS/Pumps: -MSD**
  - Evolve℠ Workflow launch in Q4; implant impact beginning in Q1
  - Ongoing SCS competitive pressure leading to share loss
  - Intellis™ approval expected late CY17

OsteoCool®



MICHELSON TECHNOLOGY AT WORK

1 Figures represent comparison to Q4 FY16 on a constant currency basis (Non-GAAP).

Q4 FY17 Earnings Results | May 25, 2017 | 16

Medtronic

DIABETES
Q4 FY17 HIGHLIGHTS

Continued Growth In Pumps & CGM; Robust Pipeline Throughout FY18

Total Group Revenue
$512M


EM
8%
Non-US
Dev
33%
US
59%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
IIM	ND	HSD	HSD
NDT	ND	Flat	(LSD)
DSS	ND	(MSD)	(LSD)
Total	**$512**	**3%**	**4%**
U.S.	303	3	3
Non-U.S. Dev	168	1	4
EM	41	11	8
Total	**$512**	**3%**	**4%**

FY18 Growth Outlook: 10 – 12%
(Ramp H1 to H2)

KEY PERFORMANCE DRIVERS[1]

Intensive Insulin Management (IIM)

- MiniMed® 670G System:
  - Completed enrollment in Priority Access Program
  - Strong feedback received during the Customer Training Phase
  - Coverage confirmed with majority of large commercial payers
  - On track for launch to Priority Access Program participants in June; results in only minor revenue recognition
  - Broad launch to follow later in FY18
- MiniMed® 640G System:
  - Continues to launch throughout Latin America and APAC
- MiniMed® 630G System:
  - Solid US sales, excellent feedback from patients and providers
  - Opportunity for use by intensive insulin Type 2 patients
- CGM Retention:
  - Improved sensor accuracy
  - Excellent Guardian® Sensor 3 feedback

MiniMed® 670G
MiniMed® 630G



Non-Intensive Diabetes Therapies (NDT)

- CGM Adoption:
  - Strong iPro® 2 growth in China following Q2 launch
  - Next generation iPro® product slated for FY18 OUS launch
- i-Port Advance® Technology:
  - Solid growth in OUS markets
- Henry Schein :
  - Increasing sales through PCP channel
- Growth Initiatives:
  - Expanded dedicated Type 2 salesforce during the quarter
  - Initiated development of program to drive US awareness of i-Port Advance®

iPro®2 CGM w/ Pattern Snapshot



Diabetes Service & Solutions (DSS)

- Consumables:
  - Unit growth affected by ASP declines and more stringent payer requirements
  - Installed base continues to grow; anticipated to offset price and order sizes following 670G commercial launch
- IBM Watson Partnership:
  - Positive feedback from Sugar.IQ™ patient preview
- Guardian® Connect:
  - Solid adoption in EMEA and APAC
  - Features predictive alerts
- Diabeter Clinics:
  - Opened 5th clinic in the Netherlands
  - Funnel of expansion opportunities growing

Guardian® Connect



1 Figures represent comparison to Q4 FY16 on a constant currency basis (Non-GAAP).

Q4 FY17 Earnings Results | May 25, 2017 | 17

Medtronic

FY18 EPS GUIDANCE, REVENUE OUTLOOK, & OTHER ASSUMPTIONS

MDT

FY18 REVENUE / EPS GUIDANCE & OTHER ASSUMPTIONS

Guidance

	FY18
Revenue Growth – CC	**4 - 5%**
CVG Growth – CC	5 - 6%
MITG Growth – CC	3 - 4%
RTG Growth – CC	~4%
Diabetes Growth – CC	10-12% (Ramp H1 to H2)
COV Synergies	~$250 - $275M
EPS Growth[1] – CC	**9 - 10%**

FX Assumptions

	FY18	Q1FY18
Revenue	~$75M – $175M (Headwind in H1; Tailwind in H2)	~($10M) – ($60M)
EPS	~($0.05) – ($0.10)	~(0.03) - ($0.05)

Note: While FX rates are fluid, assumptions above are based on current rates.

Other than noted, revenue and EPS growth guidance do not include any charges or gains that would be recorded as non-GAAP adjustments to earnings during the fiscal year
1 Figures represent comparison to prior year on a constant currency basis (non-GAAP).

Q4 FY17 Earnings Results | May 25, 2017 | 19

Medtronic

APPENDIX
ACRONYMS / ABBREVIATIONS

Growth	
DD	Double Digits
HSD	High-Single Digit
LDD	Low-Double Digits
LSD	Low-Single Digit
MSD	Mid-Single Digit

Other			
Adj	Adjusted	FCF	Free Cash Flow
APAC	Asia Pacific	FDA	Food and Drug Administration
ASEAN	Association of Southeast Asian Nations	FX	Foreign Exchange
ASP	Average Selling Price	FY	Fiscal Year
Bps	Basis Points	GAAP	Generally Accepted Accounting Principles
CC	Constant Currency	NC	Not Comparable
CCCW	Constant Currency Constant Weeks	Ops	Operations
CMS	Centers for Medicare and Medicaid Services	OM	Operating Margins
Dev	Developed	OUS	Outside the United States
EM	Emerging Markets	R&D	Research & Development
EMEA	Europe, Middle East & Africa	Rep	Reported
EPS	Earnings Per Share	SG&A	Selling, General & Administrative
EU	European Union	WW	Worldwide
		Y/Y	Year-over-Year

Business Specific			
AAA	Abdominal Aortic Aneurysm	DSS	Diabetes Services & Solutions
AF	Atrial Fibrillation	IIM	Intensive Insulin Management
APV	Aortic & Peripheral Vascular	MDT	Medtronic
BKP	Balloon Kyphoplasty	MITG	Minimally Invasive Therapies Group
BMP	Bone Morphogenetic Protein	MRI	Magnetic Resonance Imaging
Brady	Bradycardia	NDT	Non-Intensive Diabetes Therapies
CGM	Continuous Glucose Monitoring	NI	Nutritional Insufficiency
CRHF	Cardiac Rhythm & Heart Failure	PCP	Primary Care Providers
CRT-D	Cardiac Resynchronization Therapy – Defibrillator	PMR	Patient Monitoring & Recovery
CRT-P	Cardiac Resynchronization Therapy – Pacemakers	RTG	Restorative Therapies Group
CSH	Coronary & Structural Heart	SCS	Spinal Cord Stimulation
CVG	Cardiac & Vascular Group	SFA	Superficial Femoropopliteal Artery
DVT	Deep Vein Thrombosis	Surg Sol	Surgical Solutions
DCB	Drug Coated Balloon	TAVR	Transcatheter Aortic Valve Replacement
DES	Drug Eluting Stent	Tachy	Tachycardia

Q4 FY17 Earnings Results | May 25, 2017 | 20

Medtronic